                       GABELLI GLOBAL SERIES FUNDS, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                 1-800-422-3554
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (NET ASSET VALUE MAY BE OBTAINED DAILY BY CALLING
                         1-800-GABELLI AFTER 6:00 P.M.)

                               BOARD OF DIRECTORS


Mario J. Gabelli, CFA              Karl Otto Pohl
Chairman and Chief                 Former President
Investment Officer                 Deutsche Bundesbank
Gabelli Asset Management Inc.

Felix J. Christiana                Werner J. Roeder, MD
Former Senior Vice President       Director of Surgery
Dollar Dry Dock Savings Bank       Lawrence Hospital

Anthony J. Colavita                Anthonie C. van Ekris
Attorney-at-Law                    Managing Director
Anthony J. Colavita, P.C.          BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company, Inc.


                                QUESTIONS?
                            Call 1-800-GABELLI
                    or your investment representative.

      GABELLI GLOBAL SERIES
      FUNDS, INC.

                                   AAA CLASS
                                   PROSPECTUS
                                  MAY 1, 1999

   - THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

   - THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND

   - THE GABELLI GLOBAL OPPORTUNITY FUND

   - THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         GABELLI GLOBAL SERIES FUNDS, INC.            TABLE OF CONTENTS

                                           RISK/RETURN SUMMARY AND FUND EXPENSES

Carefully review this important              3-7
section, which summarizes the
Funds' investments, risks, past
performance, and fees.

                                           INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Review this section for                     8-13
information on investment
strategies and their risks.

                                           FUND MANAGEMENT

Review this section for details               14  The Investment Adviser
on the people and organizations               14  The Portfolio Managers
who oversee the Funds.                        14  The Distributor

                                           SHAREHOLDER INFORMATION

Review this section and the                   15  Pricing of Fund Shares
accompanying Owner's Manual for               15  Purchasing, Selling and Exchanging Shares
details on how shares are                     15  Distribution Arrangements
valued, how to purchase, sell                 16  Dividends, Distributions and Taxes
and exchange shares, related                  16  Other Shareholder Services
charges and payments of
dividends and distributions.

                                           FINANCIAL HIGHLIGHTS
                                           17-19

                                           BACK COVER
                                                  Where to learn more about this Fund

   RISK/RETURN SUMMARY AND FUND EXPENSES


    RISK/RETURN SUMMARY OF THE:       GLOBAL TELECOMMUNICATIONS FUND
                                      GLOBAL INTERACTIVE COUCH POTATO(R) FUND
                                      GLOBAL OPPORTUNITY FUND
      Investment Objectives           The Funds primarily seek to provide investors with
                                      appreciation of capital. Current income is a secondary
                                      objective of the Funds.
      Principal                       The Funds invest primarily in common stocks of foreign and
      Investment Strategy             domestic small cap, mid cap and large cap issuers. Each Fund may invest without limitations in securities of foreign
                                      issuers and each Fund will invest in securities of issuers located in at least three countries. Each of the Global
                                      Telecommunications Fund, the Global Interactive Couch
                                      Potato(R) Fund and the Global Opportunity Fund will focus
                                      its holdings on companies which the Adviser believes are
                                      likely to have rapid growth in revenues and earnings and
                                      potential for above-average capital appreciation or are
                                      undervalued. The Global Telecommunications Fund will
                                      concentrate on companies in the telecommunications industry and the Global Interactive Couch Potato(R) Fund will
                                      concentrate on companies in the communications,
                                      entertainment and media and publishing industries.

    RISK/RETURN SUMMARY OF THE:       GLOBAL CONVERTIBLE SECURITIES FUND
      Investment Objective            The Fund seeks to provide investors with a high level of
                                      total return through a combination of current income and
                                      appreciation of capital.
      Principal                       The Fund invests primarily in "convertible securities,"
      Investment Strategy             i.e., securities (bonds, debentures, corporate notes,
                                      preferred stocks and other similar securities) which are
                                      convertible or exchangeable for common stock within a
                                      particular time period at a specified price or formula, of foreign and domestic companies. The Adviser believes that
                                      certain characteristics of convertible securities make them appropriate investments for a fund seeking a high level of total return on its assets. These characteristics include
                                      the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from preferred dividend or interest payments as
                                      compared to common stock dividends and the decreased risk of decline in value relative to common stock due to the fixed income nature of convertible securities.
    PRINCIPAL                         GLOBAL TELECOMMUNICATIONS FUND
    INVESTMENT RISKS                  GLOBAL INTERACTIVE COUCH POTATO(R) FUND
                                      GLOBAL OPPORTUNITY FUND
                                      GLOBAL CONVERTIBLE SECURITIES FUND
                                      Because the value of the Funds' investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the
                                      Funds, or the Funds could underperform other investments.
                                      Some of the Funds' holdings may underperform their other
                                      holdings. The investment policies of the Funds may lead to a higher portfolio turnover rate and correspondingly higher
                                      expenses which could negatively affect the Funds'
                                      performance. As the Funds are non-diversified, each Fund
                                      will have the ability to invest a larger portion of its
                                      assets in a single issuer than would be the case if it were diversified. As a result, each Fund may experience greater fluctuation in net asset value than funds which invest in a broad range of issuers. In addition, the Global
                                      Telecommunications Fund and the Global Interactive Couch
                                      Potato Fund concentrate their investments in specific
                                      industries which are subject to

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                                      governmental regulation and a greater price volatility than the overall market and sell products and services that may be subject to rapid obsolescence resulting from changing
                                      consumer tastes, intense competition and strong market
                                      reactions to technological development. The Global
                                      Convertible Securities Fund may invest in lower credit
                                      quality securities which may involve major risk exposures
                                      such as increased sensitivity to interest rate and economic changes and limited liquidity.
                                      Moreover, each Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the
                                      regulations to which U.S. and foreign issuers and markets
                                      are subject. In addition, the costs of buying, selling and holding foreign securities may be greater than for U.S.
                                      Securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of a Fund's investments in securities denominated in that currency to decline.
                                      GLOBAL TELECOMMUNICATIONS FUND
                                      The telecommunications industry is subject to governmental regulation, a greater price volatility than the overall
                                      market and the products and services of telecommunications companies may be subject to rapid obsolescence.
                                      GLOBAL INTERACTIVE COUCH POTATO(R) FUND
                                      The communications, entertainment and media and publishing industries are subject to governmental regulation, a greater volatility than the overall market and their products and
                                      services may be subject to rapid obsolescence and change in taste.
                                      In addition, many countries impose various types of
                                      ownership restrictions on investments both in mass media
                                      companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of
                                      local telephone service and cellular radio.
                                      GLOBAL OPPORTUNITY FUND
                                      The Global Opportunity Fund invests generally in a portfolio of global equity securities. As such, there are no
                                      additional principal risks associated with an investment in the Fund other than those identified herein as applicable to all of the Funds.
                                      GLOBAL CONVERTIBLE SECURITIES FUND
                                      The Global Convertible Securities Fund may invest without
                                      limit in securities that are not considered investment
                                      grade. These securities carry a higher risk of failure to
                                      pay principal and interest when due and the market to sell such securities may be limited. As such, there is a greater risk of loss of investment.
    WHO MAY                           Consider investing in the Funds if you:
    WANT TO INVEST?                   [ ] ARE SEEKING A LONG-TERM GOAL SUCH AS RETIREMENT
                                      [ ] ARE LOOKING TO ADD A GROWTH COMPONENT TO YOUR PORTFOLIO
                                      [ ] ARE WILLING TO ACCEPT HIGHER RISKS OF INVESTING IN THE
                                      STOCK MARKET IN EXCHANGE FOR LONG TERM RETURNS
                                      [ ] ARE LOOKING TO DIVERSIFY YOUR INVESTMENTS OUTSIDE THE
                                          UNITED STATES
                                      The Funds will not be appropriate for anyone:
                                      [ ] SEEKING MONTHLY INCOME
                                      [ ] PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY
                                      RESERVES
                                      [ ] SEEKING SAFETY OF PRINCIPAL

   RISK/RETURN SUMMARY AND FUND EXPENSES

-

   These charts show the Funds' annual returns and provides some indication of the risks of investing in the Funds by showing how their performance has varied from year to year. The tables that follow compare the Funds' performance over time to that of their relevant broad-based indices. Morgan Stanley World Free Index, the Lipper Global Fund Average and the Lipper Convertible Securities Fund Average represent unmanaged indices composed of all developed markets in the world, global equity mutual funds and convertible securities mutual funds, respectively, as tracked by Lipper Inc. The Salomon Smith Barney Global Telecommunications Index is a widely recognized, unmanaged index composed of global equity securities of companies in the telecommunications industry; and the Warburg Dillon Read Global Convertible Index is composed of global convertible securities. Of course, past performance does not indicate how the Funds will perform in the future. Both the charts below and the tables on the following page assume reinvestment of dividends and distributions.

   YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
   GLOBAL TELECOMMUNICATIONS FUND
    Best
    quarter:  4(th) 1998   23.96 %
    Worst
    quarter: 3(rd) 1998  (10.73)%
Global Telecommunications GRAPH

'94'                                                                             -3.7
----                                                                             ----
'95'                                                                             16.20
'96'                                                                              9.00
'97'                                                                             31.90
'98'                                                                             34.80

   GLOBAL INTERACTIVE COUCH POTATO(R) FUND
    Best
    quarter:  4(th) 1998   21.36 %
    Worst
    quarter: 3(rd) 1998  (12.77)%
Global Interactive Couch Potato GRAPH

'95'                                                                             17.9
----                                                                             ----
'96'                                                                             12.50
'97'                                                                             41.70
'98'                                                                             28.90

   GLOBAL CONVERTIBLE SECURITIES FUND
    Best
    quarter:  4(th) 1998   12.23 %
    Worst
    quarter: 3(rd) 1998  (12.26)%
Global Convertible Securities GRAPH

'95'                                                                             12.6
----                                                                             ----
'96'                                                                             5.50
'97'                                                                             2.80
'98'                                                                             8.60

   THE GLOBAL OPPORTUNITY FUND
                                      The Global Opportunity Fund has less than one full calendar year of operations, therefore total return information is not meaningful.

   RISK/RETURN SUMMARY AND FUND EXPENSES

   AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                                                                                                  SINCE INCEPTION
                                                 INCEPTION DATE     PAST YEAR     PAST 5 YEARS        OF FUND

     GLOBAL TELECOMMUNICATIONS FUND                  11/1/93           34.8%           16.7%            16.8%

     Salomon Smith Barney Global
     Telecommunications Index                                          43.8%           17.7%            16.1%

     Morgan Stanley World Free Index                                   22.0%           14.8%            14.3%

                                                                                       SINCE INCEPTION
                                                  INCEPTION DATE       PAST YEAR           OF FUND
     GLOBAL INTERACTIVE COUCH
     POTATO(R) FUND                                    2/7/94             28.9%              20.4%

     Morgan Stanley World Free Index                                      22.0%              13.6%

     Lipper Global Fund Average                                           14.3%              11.2%

                                                                                       SINCE INCEPTION
                                                  INCEPTION DATE       PAST YEAR           OF FUND

     GLOBAL CONVERTIBLE SECURITIES FUND                2/3/94              8.6%               6.1%

     Warburg Dillon Read
     Global Convertible Index                                             20.6%               7.9%

     Lipper Convertible Securities
     Fund Average                                                          4.5%               9.9%

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

   FUND EXPENSES

                                                                                 INTERACTIVE
                                                                    TELECOM-        COUCH
                                                                   MUNICATIONS    POTATO(R)    OPPORTUNITY   CONVERTIBLE
                                           SHAREHOLDER FEES
                                           (FEES PAID DIRECTLY
                                           FROM YOUR INVESTMENT)      None          None          None          None

                                           ANNUAL FUND OPERATING
                                           EXPENSES (EXPENSES
                                           THAT ARE DEDUCTED FROM
                                           FUND ASSETS)

                                           Management fees            1.00%         1.00%         1.00%         1.00%

                                           Distribution (12b-1)
                                           fees                        .25%          .25%          .25%          .25%

                                           Other expenses              .30%          .39%         1.75%         1.55%

                                           Total annual Fund
                                           operating expenses(1)      1.55%         1.64%         3.00%         2.80%

                                           Fee waivers & expense
                                           reimbursements(2)           N/A           N/A          2.00%          N/A

                                           Net expenses               1.55%         1.64%         1.00%         2.80%

                                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           GLOBAL
                                           TELECOMMUNICATIONS FUND       $158     $490      $845      $1,845
                                           GLOBAL INTERACTIVE
                                           COUCH POTATO(R) FUND           167      517       892       1,944

                                           GLOBAL OPPORTUNITY FUND(3)     102      751       N/A         N/A

                                           GLOBAL CONVERTIBLE
                                           SECURITIES FUND                283      868     1,479       3,128

   FEES AND EXPENSES
   As an investor in the
   Funds, you will pay the
   following fees and
   expenses when you buy and
   hold shares. Annual Fund
   operating expenses are
   paid out of Fund assets,
   and are reflected in the
   share price.

   EXPENSE EXAMPLE
   Use the example shown here
   to compare fees and
   expenses with those of
   other funds. It
   illustrates the amount of
   fees and expenses you
   would pay, assuming the
   following:

   - $10,000 investment
   - 5% annual return
   - redemption at the end of
     each period
   - no changes in the Funds
     operating expenses

   Because this example is
   hypothetical and for
   comparison only, your
   actual costs may be higher
   or lower.

   (1) Total annual Fund operating expenses have been restated to reflect current fees, and may differ from information in the Fund's most recent Annual Report.

   (2) The Adviser is contractually obligated, for the duration of the Fund's fiscal year, to waive its investment advisory fees and reimburse expenses to the extent necessary to maintain total annual Fund operating expenses at 1.00% for the Global Opportunity Fund.

   (3) This example assumes that Total Annual Fund Operating Expenses will equal 1.00% until January 1, 2000 and will equal 3.00% thereafter.

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   GENERAL

   Each Fund invests primarily in common stocks (or, in the case of the Global Convertible Securities Fund, in Securities convertible into common stock) of companies which the Funds' adviser, Gabelli Funds, LLC (the "Adviser") believes are likely to have rapid growth in revenues and earnings and the potential for above average capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

   Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of

       - the underlying value of a company's fixed assets,
       - the value of a consumer or commercial franchise,
       - changes in the economic or financial environment affecting the company,
       - new, improved or unique products or services,
       - new or rapidly expanding markets,
       - technological developments or advancements affecting the company or its products, or
       - changes in governmental regulations, political climate or competitive conditions.

   The actual events that may lead to a significant increase in the value of a company's securities include:

       - a change in the company's management policies,
       - an investor's purchase of a large portion of the company's stock,
       - a merger or reorganization or recapitalization of the company,
       - a sale of a division of the company,
       - a tender offer (an offer to purchase investors' shares),
       - the spin-off to shareholders of a subsidiary, division or other substantial assets, or
       - the retirement or death of a senior officer or substantial shareholder of the company.

   In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

   GLOBAL TELECOMMUNICATIONS FUND

   INVESTMENT OBJECTIVES AND POLICIES


   The Global Telecommunications Fund's primary investment objective is capital appreciation. Current income is a secondary objective of the Fund. The Fund's investment objectives may not be changed without shareholder approval.


   PRINCIPAL INVESTMENT STRATEGIES

   Under normal market conditions, the Global Telecommunications Fund will invest at least 65% of its total assets in common stocks of companies in the telecommunications industry which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-

   appreciation or are undervalued. In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

   The telecommunications companies in which the Global Telecommunications Fund may invest are engaged in the following products or services: regular telephone service throughout the world, wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.

   SPECIFIC RISK FACTORS

   The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry. Certain companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result stocks of these companies may be subject to greater price volatility.

   GLOBAL INTERACTIVE COUCH POTATO(R) FUND

   INVESTMENT OBJECTIVES AND POLICIES

   The Global Interactive Couch Potato(R) Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective.

   PRINCIPAL INVESTMENT STRATEGIES

   Under normal market conditions, the Global Interactive Couch Potato(R) Fund will invest at least 65% of its total assets in common stocks of companies involved with entertainment and media, publishing and communications. Such companies participate in emerging technological advances in interactive services and products (i.e., computer software) that are accessible to individuals in their homes or offices through consumer electronics content based devices such as telephones, televisions, radios and personal computers. The Fund will invest in companies which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

   The entertainment, media and publishing companies in which the Global Interactive Couch Potato(R) Fund may invest are engaged in providing the following products or services: the creation, packaging, distribution, and ownership of entertainment programming throughout the world including pre-recorded music, feature length motion pictures, made for T.V. movies, television series, documentaries, animation, game shows, sports programming and news programs; live events such as professional sporting events or

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-

   concerts, theatrical exhibitions, television and radio broadcasting via VHF, UHF, satellite and microwave transmission, cable television systems and programming, broadcast and cable networks, wireless cable television and other emerging distribution technologies, home video, interactive and multimedia programming including home shopping and multiplayer games; electronic commerce and internet services; publishing, including newspapers, magazines and books, advertising agencies and niche advertising mediums such as in-store or direct mail, emerging technologies combining television, telephone and computer systems, computer hardware and software, and equipment used in the creation and distribution of entertainment programming such as that required in the provision of broadcast, cable or telecommunications services.

   The communications companies in which the Global Interactive Couch Potato(R) Fund may invest are engaged in the development, manufacture or sale of communications services or equipment throughout the world including the following products or services: regular telephone service; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and
A  cable television.

   SPECIFIC RISK FACTORS

   The communications, entertainment and media and publishing industries are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry.

   Many countries impose various types of ownership restrictions on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.

   For example, in the United States, the broadcast multiple ownership rules, which apply to the radio and television industries, provide that investment advisers are deemed to have an "attributable" interest whenever the adviser has the right to determine how more than five percent of the issued and outstanding voting stock of a broadcast company may be voted and limit the number of such companies in which the Adviser, on behalf of itself and its clients, may have an "attributable interest." These same broadcast rules limit the holding of attributable interests in AM and FM radio broadcast stations and television stations nationally. Similar types of restrictions apply in other mass media and common carrier industries.

   Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits and share valuations.
A

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



   Certain of the companies in which the Global Interactive Couch Potato(R) Fund invests may allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

   GLOBAL OPPORTUNITY FUND

   INVESTMENT OBJECTIVES AND POLICIES

   The Global Opportunity Fund primarily seeks to provide investors with capital appreciation. Current income is a secondary objective.

   PRINCIPAL INVESTMENT STRATEGIES

   Under normal market conditions, the Global Opportunity Fund will invest at least 65% of its total assets in common stock of companies which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.



   GLOBAL CONVERTIBLE SECURITIES FUND

   INVESTMENT OBJECTIVES AND POLICIES

   The Global Convertible Securities Fund primarily seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

   PRINCIPAL INVESTMENT STRATEGIES

   Under normal market conditions, the Global Convertible Securities Fund will invest at least 65% of its total assets in convertible securities. A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within or at a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the credit quality of the issuer. The Fund may invest without limit in securities that are not considered investment grade and that accordingly have greater risk of loss of principal and interest.

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   SPECIFIC RISK FACTORS

   Because many convertible securities are rated below investment grade, the Global Convertible Securities Fund may invest without limit in securities rated lower than BBB by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated BB or lower by S&P or Ba or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Fund's net asset value.

   The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in
A  convertible securities.

   GENERAL RISK FACTORS

   PORTFOLIO TURNOVER. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Funds' expenses which could negatively affect the Funds' performance.

   COMMON STOCKS. Common stocks represent the residual ownership interest in an issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investors perceptions of the issuer and market liquidity. Preferred stock has preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issue in all other respects.

   NON-DIVERSIFICATION RISK. Each Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of a single company to a greater extent than a diversified investment company. Because each Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Funds may buy.

   FOREIGN RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

   - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability.
   - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.
   - Foreign companies may be not subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.
   - Foreign markets may be less liquid and more volatile than U.S. markets.
   - Foreign securities often trade in currencies other than the U.S. dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Funds' foreign currency holdings.
   - Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

   The Funds' investments in the securities of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

   FUND MANAGEMENT


   THE INVESTMENT ADVISER

   Gabelli Funds, LLC (the "Adviser"), One Corporate Center, Rye, NY 10580 is a limited liability company organized in 1999 after a reorganization of the predecessor, Gabelli Funds, Inc., which was formed in 1980. As of December 31, 1998, Gabelli Funds, LLC and its affiliates manage more than $16.3 billion in assets. Through its portfolio management team, Gabelli Funds, LLC makes the day-to-day investment decisions and continuously reviews, supervises and administers each Fund's investment programs.

   For these advisory services, the Adviser earned a fee of 1.00% of average net assets of each Fund during the fiscal year ended December 31, 1998. Any portion of the total fees received by the Adviser may be used by the Adviser to provide shareholder and administrative services.

   THE PORTFOLIO MANAGERS

   Mr. Mario J. Gabelli, President, is the team manager responsible for the day-to-day management of the Global Telecommunications Fund. Mr. Gabelli has been Chairman, President and Chief Executive Officer of the Adviser since its organization in 1980. He is assisted by Associate Portfolio Manager, Marc J. Gabelli.

   Mr. Marc Gabelli is also primarily responsible for the day-to-day management of the Global Interactive Couch Potato(R) Fund. Mr. Gabelli is a Portfolio Manager of the Adviser, and has been an analyst with the Adviser since 1993.

   Messrs. Marc Gabelli and Caesar Bryan are primarily responsible for the day-to-day management of the Global Opportunity Fund. Mr. Bryan is President and Portfolio Manager of the Gabelli Gold Fund and the Gabelli International Growth Fund and has been a Senior Vice President of GAMCO Investors, Inc., a wholly owned subsidiary of Gabelli Asset Management Inc., since May 1994. Mr. Bryan served as Senior Vice President and Portfolio Manager of Lexington Management Corporation from 1986 until May 1994.

   Mr. A. Hartswell Woodson III, Vice President -- Portfolio Manager, is primarily responsible for the day-to-day management of the Global Convertible Securities Fund. Mr. Woodson joined the Adviser as a portfolio manager in 1993.

   THE DISTRIBUTOR

   Gabelli & Company, Inc. is the Funds' distributor. Its address is One Corporate Center, Rye, NY 10580.

   The Statement of Additional Information has more detailed information about the Adviser and other service providers.

   YEAR 2000 As the year 2000 approaches, an issue has emerged regarding how the software used by the Fund's service providers can accommodate the date "2000." Failure to adequately address this issue could result in major systems or process failures which could disrupt the Fund's operations. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. The Fund cannot guarantee, however, that all year 2000 issues will be identified and corrected by January 1, 2000, and any noncompliant computer system could hurt key Fund operations, such as shareholder servicing, pricing and trading. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly companies in foreign countries. For example, these companies may incur substantial costs to correct the problem. To the extent that the impact on a Fund holding is negative, it could seriously affect the Fund's performance.

   SHAREHOLDER INFORMATION

   PRICING OF FUND SHARES

   HOW NAV IS CALCULATED

   The NAV is calculated by
   adding the total value of
   the Fund's investments and
   other assets, subtracting
   its liabilities and then
   dividing that figure by the
   number of outstanding
   shares of the Fund:

              NAV =
   Total Assets - Liabilities

  ------------------------------------------------------------------------------
        Number of Shares
           Outstanding
   ---------------------------

   You can find the Fund's NAV
   daily in the Wall Street
   Journal and other
   newspapers or by calling
   1-800-GABELLI
   (800-422-3554).
                                          The net asset value, or NAV, of each
                                          Fund's Class AAA shares is determined
                                          and such shares are priced at the
                                          close of regular trading on the New
                                          York Stock Exchange, normally at 4:00
                                          p.m., eastern time, on days the New
                                          York Stock Exchange is open. Your
                                          order for purchase, sale or exchange
                                          of shares is priced at the next NAV
                                          calculated after your order is
                                          received by the Funds. This is what is
                                          known as the offering price.

                                          Fund securities are valued as of the
                                          close of trading on the primary
                                          exchange on which they trade. Fund
                                          securities are generally valued at
                                          current market prices. If market
                                          quotations are not available, prices
                                          will be based on the average of the
                                          latest bid and asked quotations, or
                                          the latest bid price if asked prices
                                          are not available for such securities
                                          prior to the valuation time. Debt
                                          securities with remaining maturities
                                          of 60 days or less will be valued at
                                          amortized cost, which the Board of
                                          Directors believes represents fair
                                          value.

                                          Some Fund securities may be listed on
                                          foreign exchanges that are open on
                                          days (such as U.S. holidays) when the
                                          Funds do not compute their NAV. This
                                          could cause the value of the Funds'
                                          portfolio investments to be affected
                                          on days when you cannot buy or sell
A                                         shares.

   PURCHASING, SELLING AND EXCHANGING SHARES

   Information about purchasing, selling and exchanging your shares is contained in a separate document called the Owner's Manual. If you have not received it, please contact your broker or financial consultant or the Funds at the number listed on the back page of this Prospectus. The Owner's Manual is
A  considered an integral part of this Prospectus.

   DISTRIBUTION ARRANGEMENTS

   The Funds have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act which authorize payments by the Funds on Class AAA shares of .25% of the average daily net assets attributable to Class AAA Shares of the Funds to compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares. Rule 12b-1 fees are paid from the Funds' assets on an ongoing basis, and increase the cost of your investment and may cost you more than paying other types of sales charges.

   SHAREHOLDER INFORMATION


   DIVIDENDS, DISTRIBUTION AND TAXES
   Any income the Funds receive in the form of interest or dividends is paid out, less expenses, to its shareholders. The Funds declare and pay dividends from net investment income and capital gains, if any, on an annual basis.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   The Funds expect that dividends will primarily consist of net investment income and, if any, short-term and long-term capital gains. The determination as to whether a gain to be distributed is short-term or long-term depends on the amount of time the security is held by a Fund prior to disposition and not on the amount of time a shareholder has been invested in such Fund. Distributions from net investment income and short-term capital gains are taxable as ordinary income. Such distributions are taken into account for tax purposes in the year in which they are declared, even if they appear on your account statement the following year. Long-term capital gain distributions are taxable at long-term capital gain tax rates. The exchange of the Funds' shares for shares of another fund will be treated as a sale of shares, and any gain on the transaction may be subject to federal income tax.

   You will be notified in January each year about the federal tax status of distributions made by the Funds. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

              TAX IDENTIFICATION NUMBER

              The Funds are required to withhold 31% of taxable dividends, capital gains distributions and redemptions proceeds paid to shareholders who have not provided the Funds with their Taxpayer Identification Number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

   Foreign shareholders may be subject to special withholding requirements. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

   OTHER SHAREHOLDER SERVICES

   As a shareholder of the Funds, you can take advantage of other service privileges which are described in the Owner's Manual:

   - Telephone Investment and Redemption Plan
   - Automatic Investment Plan
   - Systematic Withdrawal Plan
   - Retirement Plans

   FINANCIAL HIGHLIGHTS
-

   The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or since inception of the Fund, if less than 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Grant Thornton LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

                    THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
   SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEAR ENDED DECEMBER 31,
                                                   1998        1997          1996        1995        1994
      OPERATING PERFORMANCE:
        Net asset value, beginning of period     $  13.32    $  11.28      $  11.12    $   9.73    $  10.20
                                                 --------    --------      --------    --------    --------
        Net investment income                        0.01        0.00(a)       0.05        0.06        0.07
        Net realized and unrealized gain (loss)
          on investments                             4.60        3.59          0.95        1.51       (0.44)
                                                 --------    --------      --------    --------    --------
        Total from investment operations             4.61        3.59          1.00        1.57       (0.37)
                                                 --------    --------      --------    --------    --------
      DISTRIBUTIONS TO SHAREHOLDERS:
        Net investment income                       (0.01)         --         (0.05)      (0.06)      (0.07)
        Net realized gain on investments            (1.30)      (1.55)        (0.79)      (0.12)      (0.03)
                                                 --------    --------      --------    --------    --------
        Total distributions                         (1.31)      (1.55)        (0.84)      (0.18)      (0.10)
                                                 --------    --------      --------    --------    --------
        NET ASSET VALUE, END OF PERIOD           $  16.62    $  13.32      $  11.28    $  11.12    $   9.73
                                                 ========    ========      ========    ========    ========
        Total return+                              34.80%      31.90%         9.00%      16.20%     (3.70)%
                                                 ========    ========      ========    ========    ========
      RATIOS TO AVERAGE NET ASSETS AND
        SUPPLEMENTAL DATA:
        Net assets, end of period (in 000's)     $170,063    $117,872      $108,544    $122,845    $137,731
        Ratio of net investment income to
          average
          net assets                                0.08%       0.01%         0.34%       0.53%       0.74%
        Ratio of operating expenses to average
          net assets(b)                             1.60%       1.78%         1.72%       1.75%       1.80%
        Portfolio turnover rate                       20%          9%            7%         24%         14%

    + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

   (a) Amount represents less than $0.005 per share.

   (b) The Fund incurred interest expense for the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.74%.

   FINANCIAL HIGHLIGHTS
-

                THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
   SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                           YEAR ENDED DECEMBER 31,
                                                             1998        1997        1996        1995        1994+
      OPERATING PERFORMANCE:
        Net asset value, beginning of period               $  14.28    $  11.75    $  11.72    $  10.25    $   10.00
                                                           --------    --------    --------    --------    ---------
        Net investment income (loss)                           0.11       (0.07)      (0.09)      (0.01)       (0.01)
        Net realized and unrealized gain on investments        3.98        4.97        1.56        1.84         0.26
                                                           --------    --------    --------    --------    ---------
        Total from investment operations                       4.09        4.90        1.47        1.83         0.25
                                                           --------    --------    --------    --------    ---------
      DISTRIBUTIONS TO SHAREHOLDERS:
        Net investment income                                 (0.11)         --          --          --           --
        In excess of net investment income                       --          --       (1.44)      (0.36)          --
        Net realized gain on investments                      (1.23)      (2.37)         --          --           --
        In excess of net realized gain on investments         (0.04)         --          --          --           --
                                                           --------    --------    --------    --------    ---------
        Total distributions                                   (1.38)      (2.37)      (1.44)      (0.36)          --
                                                           --------    --------    --------    --------    ---------
        NET ASSET VALUE, END OF PERIOD                     $  16.99    $  14.28    $  11.75    $  11.72    $   10.25
                                                           ========    ========    ========    ========    =========
        Total return++                                       28.90%      41.70%      12.50%      17.90%        2.50%
                                                           ========    ========    ========    ========    =========
      RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL
        DATA:
        Net assets, end of period (in 000's)               $ 73,999    $ 40,558    $ 37,779    $ 31,439    $  24,831
        Ratio of net investment income (loss) to average
          net assets                                          0.66%     (0.61)%     (0.70)%     (0.07)%     (0.13)%(a
        Ratio of operating expenses to average net
          assets(b)                                           1.66%       1.78%       2.06%       2.47%        2.47%(a)
        Portfolio turnover rate                                105%         68%         47%         33%          14%

    + From commencement of operations on February 7, 1994.

   ++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

   (a) Annualized.

   (b) The Fund incurred interest expense for the years ended December 31, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.63% and 1.64%, respectively.

   FINANCIAL HIGHLIGHTS
-

                        THE GABELLI GLOBAL OPPORTUNITY FUND
                  THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                        YEAR ENDED DECEMBER 31,
                                                     GABELLI GLOBAL
                                                      OPPORTUNITY                    GABELLI GLOBAL
                                                          FUND                 CONVERTIBLE SECURITIES FUND
                                                     --------------   ---------------------------------------------
                                                         1998+         1998     1997     1996      1995     1994++
    OPERATING PERFORMANCE:
      Net asset value, beginning of period              $ 10.00       $ 9.39   $10.18   $ 10.79   $  9.93   $ 10.00
                                                        -------       ------   ------   -------   -------   -------
      Net investment income (loss)                         0.09        (0.12)    0.11      0.43      0.39      0.16
      Net realized and unrealized gain on
        investments                                        0.91         0.93     0.17      0.16      0.86     (0.07)
                                                        -------       ------   ------   -------   -------   -------
      Total from investment operations                     1.00         0.81     0.28      0.59      1.25      0.09
                                                        -------       ------   ------   -------   -------   -------
    DISTRIBUTIONS TO SHAREHOLDERS:
      Net investment income                               (0.09)          --    (0.14)    (0.43)    (0.39)    (0.16)
      Net realized gain on investments                    (0.30)       (0.07)   (0.90)    (0.77)       --        --
      In excess of net investment income                  (0.06)       (0.01)      --        --        --        --
      In excess of net realized gain on investments          --           --    (0.03)       --        --        --
                                                        -------       ------   ------   -------   -------   -------
      Total distributions                                 (0.45)       (0.08)   (1.07)    (1.20)    (0.39)    (0.16)
                                                        -------       ------   ------   -------   -------   -------
      NET ASSET VALUE, END OF PERIOD                    $ 10.55       $10.12   $ 9.39   $ 10.18   $ 10.79   $  9.93
                                                        =======       ======   ======   =======   =======   =======
      Total return+++                                    10.10%        8.60%    2.80%     5.50%    12.60%     0.90%
                                                        =======       ======   ======   =======   =======   =======
    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL
      DATA:
      Net assets, end of period (in 000's)              $ 5,866       $7,326   $9,375   $13,527   $15,742   $15,574
      Ratio of net investment income (loss) to
        average
        net assets                                        1.72%(a)     (1.00)%  1.17%     2.00%     2.90%     2.80%(a)
      Ratio of operating expenses to average net
        assets before reimbursement(b)                    4.77%(a)        --       --        --        --        --
      Ratio of operating expenses to average net
        assets(c)                                         1.00%(a)     2.63%    2.48%     2.35%     2.41%     2.49%(a)
      Portfolio turnover rate                              127%          89%     100%      126%      152%      329%

      +  From commencement of operations on May 11, 1998.
     ++  From commencement of operations on February 3, 1994.
    +++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
    (a)  Annualized.
    (b) During the period ended December 31, 1998, the Adviser voluntarily reimbursed certain expenses of the Opportunity
         Fund. If such reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.
    (c) The Convertible Securities Fund incurred interest expense for the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.46%. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 2.47%.

                       GABELLI GLOBAL SERIES FUNDS, INC.

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

OWNER'S MANUAL:

Information about purchasing, selling and exchanging shares of the Funds is included in a separate document entitled "Owner's Manual." The Owner's Manual is incorporated by reference into the Prospectus. If you have not received it, please contact the Funds at the number listed below.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' semi-annual and audited annual reports to shareholders contain detailed information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

   You can get free copies of these documents and prospectuses of other Funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:

                       Gabelli Global Series Funds, Inc.
                              One Corporate Center
                                 Rye, NY 10580
                   Telephone: 1-800-GABELLI (1-800-422-3554)
                                www.gabelli.com

You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

X For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

X Free from the Commission's Website at http://www.sec.gov.

(Investment Company Act file no. 811-07896)